SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT
                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): February 15, 2002





                            UGLY DUCKLING CORPORATION
             (Exact Name of Registrant as Specified in its Charter)


         Delaware                    000-20841                  86-0721358
(State or other jurisdiction   (Commission File Number)      (I.R.S Employer
of incorporation or organization)                           Identification No.)



                           4020 E. Indian School Road
                             Phoenix, Arizona 85018
               (Address of Principal Executive Offices) (Zip Code)



                                 (602) 852-6600
              (Registrant's Telephone Number, Including Area Code)



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ITEM 5.  OTHER EVENTS

     On February 15, 2002, Ugly Duckling Corporation (the "Company") issued a press release announcing that Mark G. Sauder has been appointed to succeed Steven T. Darak as the Company's Senior Executive Vice President Chief Financial Officer. The press release is filed as Exhibit 99.1 hereto and incorporated herein by reference.

ITEM 7.  EXHIBITS.

         99.1     Press Release dated February 15, 2002.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                       UGLY DUCKLING CORPORATION


Date: February 15, 2002                         By: ____________________________
                                                Jon D. Ehlinger
                                                General Counsel and Secretary


Exhibit 99.1